                            Nations Balanced Target
                              Maturity Fund, Inc.


                                  A N N U A L
                                  R E P O R T


                       For the Year Ended March 31, 2000






                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

Dear Shareholder:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the twelve-month period ended March 31, 2000.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the objective remains to return at least the principal investment on September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by continuing to invest a majority of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

For the twelve-month period ended March 31, 2000, the total return of Nations Balanced Target Maturity Fund, Inc. was (1.02)%(1) based on an ending market value of $8.50. The underperformance of the equity portion of the Company was attributable to the underperformance of value oriented stocks in a very strong growth market environment. The fixed income portion of the portfolio was negatively impacted by an increase in interest rates in the short-intermediate portion of the yield curve. Over this period, the Company distributed $0.41 per share of ordinary income to its shareholders. As of March 31, 2000, 76.0% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations and 24.0% was invested in common stocks. A breakdown of portfolio holdings by asset type follows.

                  PORTFOLIO BREAKDOWN AS OF MARCH 31, 2000(2)

                                  [PIE CHART]


U.S. treasury obligations                                      76.0%
Utilities - Telephone                                           2.3%
Banking                                                         2.1%
Oil - International                                             1.1%
Conglomerate                                                    1.0%
Automobiles and trucks                                          0.9%
Retail - General                                                0.9%
Insurance                                                       0.9%
Financial services                                              0.8%
Drugs                                                           0.8%
Other                                                          13.2%

INVESTMENT PHILOSOPHY

Management of the equity portion of the Company is based on the premise that a company's stock price is more volatile than its underlying business fundamentals and that active security selection improves performance over time. We also believe that proprietary research is a critical component of investment success and that opportunities are uncovered by a constant search for new information.

Within this framework, the Company's equity strategy is a value approach where the management team seeks superior returns by investing in sound, proven businesses that are thought to be inexpensive relative to their intrinsic value.

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 7.46%. Total return represents the change, over a specific period of time, in the value of an investment in the Company after reinvesting all distributions.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

The economy continued to grow at a strong pace, while inflation remained at a modest level. The Federal Reserve Board continued its inflation vigil, raising short-term interest rates several times in what were deemed to be pre-emptive moves. The stock market continued to be dominated by growth stocks, particularly technology and communications services companies. Momentum investing carried the day, as investors continued to flock to very highly valued technology and communication stocks, leaving more undervalued companies we consider to have more attractive valuation measures in their wake. Many of these companies did not fit the valuation criteria used in the equity portion of the portfolio. As noted earlier, the Fund's equity focus is on intrinsic value measures.

Due to the narrowness of the equity market, virtually every sector underperformed the market except technology. Particularly out of favor were cyclical companies, such as those found in the basic materials, capital goods and consumer cyclicals sectors. This reflected a market of tremendous momentum, not a market where traditional valuation criteria were recognized. We believe these sectors should benefit as the global economies improve and the U.S. economy remains strong. In our view, these companies potentially offer significant opportunities for investors as we believe the stock market's focus should broaden, bringing value investing back into favor over the coming year.

Looking ahead, we believe the tremendous increase in the value of technology stocks will dissipate over the coming year as stocks in this sector are now selling, on average, at incredibly high levels relative to what we think are their sustainable growth rates. Therefore, we have underweighted the sector relative to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), and have major representation in just those stocks that should continue to perform well with strong dominance in their respective markets -- International Business Machines, Xerox Corporation and Pitney Bowes, Inc. for example.

We have overweighted the financial sector. When viewed from a demographic as well as from a bottom up valuation approach, we believe these companies represent substantial opportunity for the long-term investor.

Finally, we expect improvement in the economies of our global trading partners, Europe, Asia (ex-Japan) and Latin America in 2000 and beyond. This should enhance the profits of commodity-like companies, such as Alcoa, Inc., Nucor Corporation and Weyerhaeser Company. Multi-national conglomerates such as United Technologies Corporation, Honeywell International Inc., Rockwell International Corporation and Emerson Electric Company could also generate strong earnings gains as they benefit from positive economic globalization trends. These stocks are now selling substantially below their potential earnings power and dividend-paying capabilities, in our view.

The long-term case for value investing remains strong. We think the markets will ultimately recognize the highly attractive characteristics of the portfolio's fundamentally undervalued stocks.

                TOP TEN EQUITY HOLDINGS AS OF MARCH 31, 2000(3)

 1.  Exxon Mobil Corporation..............................  0.8%
 2.  Comverse Technology, Inc. ...........................  0.7%
 3.  AT&T Corporation.....................................  0.7%
 4.  Chase Manhattan Corporation..........................  0.7%
 5.  LSI Logic Corporation................................  0.6%
 6.  Mellon Financial Corporation.........................  0.6%
 7.  Citigroup Inc. ......................................  0.6%
 8.  United Technologies Corporation......................  0.6%
 9.  Ford Motor Company...................................  0.5%
10.  Honeywell International Inc. ........................  0.5%

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ Robert H. Gordon
ROBERT H. GORDON
PRESIDENT

March 31, 2000

---------------

(3) As a percentage of net assets.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         COMMON STOCKS -- 24.0%
         AEROSPACE AND DEFENSE -- 0.5%
 4,875   Honeywell International Inc. ...........   $   257
                                                    -------
         AUTOMOBILE PARTS MANUFACTURERS -- 0.2%
 4,325   Genuine Parts Company...................       103
                                                    -------
         AUTOMOBILES AND TRUCKS -- 0.9%
 5,700   Ford Motor Company......................       262
 2,525   General Motors Corporation..............       209
                                                    -------
                                                        471
                                                    -------
         BANKING -- 2.1%
 3,000   Bank of New York Company Inc. ..........       125
 3,900   Chase Manhattan Corporation.............       341
 5,100   Citigroup Inc. .........................       302
10,400   Mellon Financial Corporation............       307
                                                    -------
                                                      1,075
                                                    -------
         BEVERAGES -- 0.5%
 2,425   Anheuser-Busch Companies, Inc. .........       151
 3,425   PepsiCo, Inc. ..........................       118
                                                    -------
                                                        269
                                                    -------
         CHEMICALS -- BASIC -- 0.6%
 1,525   Dow Chemical Company....................       174
 2,085   E.I. duPont de Nemours and Company......       110
   775   Eastman Chemical Company................        35
                                                    -------
                                                        319
                                                    -------
         COMPUTER RELATED -- 0.5%
 2,075   Adaptec, Inc.++.........................        80
 3,400   Gateway Inc.++..........................       180
                                                    -------
                                                        260
                                                    -------
         COMPUTER SOFTWARE -- 0.7%
 2,400   Computer Associates International
           Inc. .................................       142
 3,100   Symantec Corporation++..................       233
                                                    -------
                                                        375
                                                    -------
         CONGLOMERATE -- 1.0%
 4,650   Rockwell International Corporation......       194
 4,600   United Technologies Corporation.........       291
                                                    -------
                                                        485
                                                    -------
         COSMETICS AND TOILETRIES -- 0.5%
 3,350   Avon Products, Inc. ....................        97
 1,500   Kimberly-Clark Corporation..............        84
 1,300   Procter & Gamble Company................        73
                                                    -------
                                                        254
                                                    -------
         DIVERSIFIED -- 0.5%
 1,625   Minnesota Mining & Manufacturing
           Company...............................       143
 1,800   Textron Inc. ...........................       110
                                                    -------
                                                        253
                                                    -------
         DRUGS -- 0.8%
 2,500   Bristol-Myers Squibb Company............       144
 1,950   Merck & Company, Inc. ..................       121
 3,800   Schering-Plough Corporation.............       140
                                                    -------
                                                        405
                                                    -------
         ELECTRICAL EQUIPMENT -- 0.5%
 4,700   Emerson Electric Company................       249
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         ELECTRONICS -- 0.7%
 1,100   CTS Corporation.........................   $    63
 4,400   LSI Logic Corporation++.................       319
                                                    -------
                                                        382
                                                    -------
         ENERGY -- 0.8%
 5,325   Coastal Corporation.....................       245
 7,325   TECO Energy, Inc. ......................       142
                                                    -------
                                                        387
                                                    -------
         FINANCIAL SERVICES -- 0.8%
 1,925   Freddie Mac.............................        85
 1,125   Merrill Lynch & Company Inc. ...........       118
 5,100   Paine Webber Group, Inc. ...............       225
                                                    -------
                                                        428
                                                    -------
         FOOD PRODUCERS -- 0.4%
 2,700   General Mills Inc. .....................        98
 1,625   Quaker Oats Company.....................        98
                                                    -------
                                                        196
                                                    -------
         FOREST AND PAPER PRODUCTS -- 0.5%
 1,300   Boise Cascade Corporation...............        45
 2,500   International Paper Company.............       107
 1,500   Weyerhaeuser Company....................        86
                                                    -------
                                                        238
                                                    -------
         FURNITURE AND APPLIANCES -- 0.2%
 1,700   Whirlpool Corporation...................       100
                                                    -------
         INSURANCE -- 0.9%
 2,650   CIGNA Corporation.......................       201
 7,200   Lincoln National Corporation Ltd. ......       241
                                                    -------
                                                        442
                                                    -------
         MACHINERY AND EQUIPMENT -- 0.4%
 4,900   Parker Hannifin Corporation.............       202
                                                    -------
         MEDIA -- 0.2%
 2,625   Comcast Corporation, Class A Special....       114
                                                    -------
         MEDICAL PRODUCTS AND SUPPLIES -- 0.4%
 3,625   Abbott Laboratories.....................       127
 1,425   Johnson & Johnson.......................       100
                                                    -------
                                                        227
                                                    -------
         METALS AND MINING -- 0.4%
 3,200   Nucor Corporation.......................       160
 1,300   Phelps Dodge Corporation................        62
                                                    -------
                                                        222
                                                    -------
         NETWORKING EQUIPMENT AND PRODUCTS -- 0.7%
 1,850   Comverse Technology, Inc.++.............       350
                                                    -------
         OFFICE EQUIPMENT -- 0.4%
 3,125   Electronics for Imaging, Inc.++.........       188
                                                    -------
         OIL -- DOMESTIC -- 0.3%
 4,393   Conoco, Inc., Class B...................       112
 1,450   Ultramar Diamond Shamrock Corporation...        37
                                                    -------
                                                        149
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         OIL -- INTERNATIONAL -- 1.1%
 5,000   Exxon Mobil Corporation.................   $   389
 3,300   Royal Dutch Petroleum Company...........       190
                                                    -------
                                                        579
                                                    -------
         OIL FIELD SERVICES & EQUIPMENT -- 0.2%
 2,650   Tosco Corporation.......................        81
                                                    -------
         PHOTO AND OPTICAL -- 0.3%
 2,675   Eastman Kodak Company...................       145
                                                    -------
         PRINTING AND PUBLISHING -- 0.3%
 3,025   Knight-Ridder Inc. .....................       154
                                                    -------
         RETAIL -- GENERAL -- 0.9%
 1,675   Federated Department Stores, Inc.++.....        70
 4,325   Sears, Roebuck and Company..............       134
 3,275   Target Corporation......................       244
                                                    -------
                                                        448
                                                    -------
         RETAIL -- SPECIALTY - 0.7%
 3,325   Circuit City Stores - Circuit City
           Group.................................       203
 1,700   Family Dollar Stores....................        35
 2,400   Lowe's Companies Inc. ..................       140
                                                    -------
                                                        378
                                                    -------
         SEMICONDUCTORS -- 0.7%
 1,800   Intel Corporation.......................       237
 2,900   Integrated Device Technology, Inc.++....       115
                                                    -------
                                                        352
                                                    -------
         TELECOMMUNICATIONS -- 0.6%
 5,175   American Power Conversion
           Corporation++.........................       222
 1,625   CommScope, Inc.++.......................        74
                                                    -------
                                                        296
                                                    -------
         TRANSPORTATION -- 0.3%
 4,250   FedEx Corporation++.....................       166
                                                    -------
         UTILITIES -- ELECTRIC -- 0.2%
 5,800   Energy East Corporation.................       115
                                                    -------
         UTILITIES -- TELEPHONE -- 2.3%
 1,500   ALLTEL Corporation......................        95
 6,200   AT&T Corporation........................       349
 3,650   BellSouth Corporation...................       172
 2,675   GTE Corporation.........................       190
 2,625   MCI Worldcom, Inc.++....................       119
 5,150   SBC Communications Inc. ................       216
                                                    -------
                                                      1,141
                                                    -------
         TOTAL COMMON STOCKS
         (Cost $10,873)..........................    12,255
                                                    -------

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
-------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 76.0%
            U.S. TREASURY STRIPS -- 76.0%
 $16,120    Interest only
              7.440%** 08/15/04....................   $12,250
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04....................    11,454
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04....................    15,015
                                                      -------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $37,301).........................    38,719
                                                      -------
            TOTAL INVESTMENTS
            (Cost $48,174*).................  100.0%   50,974
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET).........................    0.0%
            Receivable for investment securities
              sold.................................   $   574
            Dividends receivable...................        14
            Investment advisory fee payable........       (23)
            Administration fee payable.............       (11)
            Due to custodian.......................      (516)
            Accrued expenses and other
              liabilities..........................       (51)
                                                      -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................       (13)
                                                      -------
            NET ASSETS......................  100.0%  $50,961
                                                      =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $   393
            Accumulated net realized loss on
              investments sold.....................    (1,029)
            Net unrealized appreciation of
              investments..........................     2,800
            Paid-in capital........................    48,797
                                                      -------
            NET ASSETS.............................   $50,961
                                                      =======
            Net asset value per share ($50,961,458
              / 5,231,163 shares of common stock
              outstanding).........................     $9.74
                                                        =====

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $2,792 on investment securities was comprised of gross appreciation of $3,413 and gross depreciation of $621 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $48,182.

** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

ABBREVIATIONS:

   TIGR    Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF OPERATIONS
For the year ended March 31, 2000

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        2,641
Dividends (net of foreign witholding taxes of $2)...........                209
                                                                 --------------
    Total investment income.................................              2,850
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                223
Administration fee..........................................                130
Transfer agent fees.........................................                 22
Legal and audit fees........................................                 26
Printing Fees...............................................                 22
Custodian fees..............................................                 13
Directors' fees and expenses................................                 11
Miscellaneous expenses......................................                  3
                                                                 --------------
    Total expenses..........................................                450
Fees reduced by credits allowed by the custodian (Note 2)...                 (5)
                                                                 --------------
    Net expenses............................................                445
                                                                 --------------
NET INVESTMENT INCOME.......................................              2,405
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                181
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (2,580)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (2,399)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $            6
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/00           3/31/99
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $        2,405    $        2,170
Net realized gain/(loss) on investments.....................               181            (1,186)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (2,580)              552
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................                 6             1,536
Distributions to shareholders from net investment income....            (2,145)           (2,040)
Distributions to shareholders from net realized gain on
  investments...............................................                --            (1,192)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................            (2,139)           (1,696)
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................            53,100            54,796
                                                                --------------    --------------
End of year.................................................    $       50,961    $       53,100
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $          393    $          134
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                            YEAR        YEAR       YEAR       YEAR        YEAR
                                                           ENDED        ENDED      ENDED      ENDED      ENDED
                                                          3/31/00      3/31/99    3/31/98    3/31/97    3/31/96
                                                         -------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 10.15      $ 10.47    $ 10.11    $ 10.78    $  9.67
                                                          -------      -------    -------    -------    -------
Income from investment operations:
Net investment income..................................      0.46         0.41*      0.41       0.43       0.40
Net realized and unrealized gain/(loss) on
  investments..........................................     (0.46)       (0.11)      1.80       0.49       1.61
                                                          -------      -------    -------    -------    -------
Net increase/(decrease) in net assets resulting from
  investment operations................................        --         0.30       2.21       0.92       2.01
Distributions:
Dividends from net investment income...................     (0.41)       (0.39)     (0.41)     (0.44)     (0.40)
Distributions from net realized capital gains..........        --        (0.23)     (1.44)     (1.15)     (0.50)
                                                          -------      -------    -------    -------    -------
Total distributions....................................     (0.41)       (0.62)     (1.85)     (1.59)     (0.90)
                                                          -------      -------    -------    -------    -------
Net asset value, end of year...........................   $  9.74      $ 10.15    $ 10.47    $ 10.11    $ 10.78
                                                          =======      =======    =======    =======    =======
Market value, end of year..............................   $  8.50      $  9.00    $ 10.00    $  9.00    $  9.25
                                                          =======      =======    =======    =======    =======
Total return++.........................................     (1.02)%      (4.08)%    32.73%     13.93%     19.25%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $50,961      $53,100    $54,796    $52,864    $56,381
Ratio of operating expenses to average net assets......      0.86%        1.13%      1.23%      1.18%      1.24%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian............................................      0.87%          --         --         --         --
Ratio of net investment income to average net assets...      4.65%        3.99%      3.78%      4.01%      3.75%
Portfolio turnover rate................................        21%          57%       106%        99%        46%

---------------

 * Per share amounts have been calculated using the monthly average shares method.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities which are traded on a recognized securities exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets are valued at the last sale price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by a pricing service. Restricted securities, securities for which market quotations are not readily available and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in Federal tax consequences to shareholders. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

BAAI is also the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the Company's transfer agent and dividend disbursing agent, was acquired by PFPC Inc. ("PFPC"). PFPC began serving as the transfer agent and dividend disbursing agent for the Company on that date, and is providing the same services as those previously provided by First Data.

BNY also serves as the custodian of the Company's assets. For the year ended March 31, 2000, expenses of the Company were reduced by $4,954 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI, BACAP or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2000, were as follows:

PURCHASES    SALES
-------------------
 $10,842    $13,080

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2000.

4.  COMMON STOCK

At March 31, 2000, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the years ended March 31, 2000 and March 31, 1999.

5.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, the Fund had available for Federal income tax purposes unused capital losses expiring March 31, 2007 of $1,020,764.

At March 31, 2000 the Fund utilized capital losses during the year in the amount of $9,579.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2000, 7.66% qualified for the dividends received deduction available to corporate shareholders.

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




PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.982.2271









BTMA 991408 (3/00)